EXHIBIT 8.1
List of Subsidiaries

AU Optronics Corp., a corporation organized under the laws of the Republic of China, has thirty-nine subsidiaries as of March 31, 2011:

（1）	AU Optronics (L) Corp., a corporation organized under the laws of Malaysia;

（2）	AU Optronics Corporation America, a corporation organized under the laws of California, United States of America;

（3）	AU Optronics Corporation Japan, a corporation organized under the laws of Japan;

（4）	AU Optronics Europe B.V., a corporation organized under the laws of the Netherlands;

（5）	AU Optronics Korea Ltd., a corporation organized under the laws of South Korea;

（6）	AU Optronics Singapore Pte. Ltd., a corporation organized under the laws of Singapore;

（7）	AU Optronics (Shanghai) Corp., a corporation organized under the laws of the People’s Republic of China;

（8）	AU Optronics (Xiamen) Corp., a corporation organized under the laws of the People’s Republic of China;

（9）	AU Optronics (Suzhou) Corp., a corporation organized under the laws of the People’s Republic of China;

（10）	AU Optronics (Czech) s.r.o., a corporation organized under the laws of the Czech Republic;

（11）	AU Optronics Manufacturing (Shanghai) Corp., a corporation organized under the laws of the People’s Republic of China;

（12）	AU Optronics (Slovakia) s.r.o., a corporation organized under the laws of Slovakia;

（13）	AUO Energy (Suzhou) Corp., a corporation organized under the laws of the People’s Republic of China;

（14）	AUO Energy (Tianjin) Corp., a corporation organized under the laws of the People’s Republic of China;

（15）	AUO Green Energy America Corp., a corporation organized under the laws of the Delaware, United States of America;

（16）	AUO Green Energy Europe B.V., a corporation organized under the laws of the Netherlands;

（17）	BriView (Xiamen) Corp., a corporation organized under the laws of the People’s Republic of China;

（18）	Darwin Precisions (L) Corp., a corporation organized under the laws of Malaysia;

（19）	Darwin Precisions (Hong Kong) Limited, a corporation organized under the laws of Hong Kong;

（20）	Darwin Precisions (Suzhou) Corp., a corporation organized under the laws of the People’s Republic of China;

（21）	Darwin Precisions (Xiamen) Corp., a corporation organized under the laws of the People’s Republic of China;

（22）	Darwin Precisions (Chengdu) Corp., a corporation organized under the laws of the People’s Republic of China;

（23）	Darwin Precisions (Qingdao) Corp., a corporation organized under the laws the People’s Republic of China;

（24）	Darwin Precisions (Dongguan) Corp., a corporation organized under the laws the People’s Republic of China;

（25）	BVCH Optronics (Sichuan) Corp., a corporation organized under the laws of the People’s Republic of China;

（26）	Huizhou Bri-King Optronics Co., Ltd., a corporation organized under the laws of the People’s Republic of China;

（27）	BriView (Kunshan) Co., Ltd., a corporation organized under the laws of the People’s Republic of China;

（28）	BriView (Hefei) Co., Ltd., a corporation organized under the laws of the People’s Republic of China;

（29）	Konly Venture Corp., a corporation organized under the laws of the Republic of China;

（30）	Ronly Venture Corp., a corporation organized under the laws of the Republic of China;

（31）	Darwin Precisions Corp., a corporation organized under the laws of the Republic of China;

（32）	Toppan CFI (Taiwan) Co., Ltd., a corporation organized under the laws of the Republic of China;

（33）	BriView Electronics Corp. (previously named BriView Technology Corp.), a corporation organized under the laws of the Republic of China;

（34）	BriView (L) Corp., a corporation organized under the laws of Malaysia;

（35）	AUO Crystal Corp. (previously named AUO Energy Taiwan Corp.), a corporation organized under the laws of the Republic of China;

（36）	AUO Crystal (Malaysia) Sdn. Bhd., a corporation organized under the laws of Malaysia;

（37）	M. Setek Co., Ltd., a corporation organized under the laws of Japan;

（38）	Darshin Microelectronics Inc., a corporation organized under the laws of the Republic of China; and

（39）	AFPD Pte., Ltd., a corporation organized under the laws of Singapore.